AXP(R)
     Global
         Bond
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements (Portfolio)                        16

Notes to Financial Statements (Portfolio)               19

Independent Auditors' Report (Portfolio)                23

Financial Statements (Fund)                             24

Notes to Financial Statements (Fund)                    27

Independent Auditors' Report (Fund)                     33

Federal Income Tax Information                          34

Board Members and Officers                              35

Results of Meetings of Shareholders                     38

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2 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT
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(photo of) Arne H. Carlson

From the Chairman

Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT
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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT
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Economic and Market Update

One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Fund Snapshot
         AS OF OCT. 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                        Nic Pifer, CFA
Tenure/since                                                       5/00
Years in industry                                                    12

FUND OBJECTIVE

For investors seeking high total return through income and growth of capital.

Inception dates
A: 3/20/89        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: IGBFX          B: IGLOX          C: --            Y: --

Total net assets                                         $503.1 million
Number of holdings                                    approximately 100

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
          X      X     HIGH
                       MEDIUM  QUALITY
                       LOW

PORTFOLIO ASSET MIX

Percentage of portfolio assets

Bonds 93.2%

Cash equivalents 6.8%

TOP FIVE COUNTRIES

Percentage of portfolio assets

United States                                                      31.8%
Germany                                                            16.7
Italy                                                               9.3
Canada                                                              6.2
France                                                              4.3

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          56.7%
AA bonds                                                           14.9
A bonds                                                             7.6
BAA bonds                                                           4.5
Non-investment grade bonds                                          9.5

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q. How did AXP Global Bond Fund perform for the 12-month period ended Oct. 31, 2002?

A. For the period, the Fund's Class A shares returned 6.24% (excluding sales charge). In comparison, the Fund underperformed the Salomon Smith Barney World Government Bond Index, which returned 9.15% during the fiscal year. The Fund outperformed the Lipper Global Income Funds Index, which returned 4.90% over the same timeframe.

Q:  What factors significantly impacted performance?

A. Rising interest rates during the beginning of the period negatively affected the Fund. Rates rose during this time because investors sold their bonds, anticipating improvement in the world's economies. For most of the winter, the dollar gained against the euro and also had a negative impact on the Fund.

    When investors realized that the economic recovery was falling short of expectations, global equity prices plummeted and investors poured their money into less risky asset classes such as bonds. This and a strengthening euro against the dollar were positives for the Fund throughout the second half of the fiscal year.

    Yields on government bonds, a large percentage of our holdings, moved lower for much of the third quarter. However, this asset class had a generally positive impact on Fund performance. Investors continued to shun corporate bonds in the wake of corporate governance issues, but corporates produced positive returns. Investors' risk aversion also spread to emerging market debt and this asset class performed poorly.

(bar graph)
PERFORMANCE COMPARISON
For the year ended Oct. 31, 2002

 10%                    (bar 2)
  8%      (bar 1)        +9.15%
  6%       +6.24%                     (bar 3)
  4%                                   +4.90%
  2%
  0%

(bar 1) AXP Global Bond Fund Class A (excluding sales charge)
(bar 2) Salomon Smith Barney World Government Bond Index (unmanaged) (bar 3) Lipper Global Income Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT
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Questions & Answers

(begin callout quote) > We believe the U.S. economy will remain in a slow-motion recovery, and that global economies will follow suit. (end callout quote)

    Toward period's end, the dollar's decline against the euro stabilized and eventually reversed itself. This had a slightly negative impact on performance, but currency trends generally were neutral for the Fund during the period.

Q.  What changes did you make to the Fund's portfolio?

A. At the beginning of the period, concern that interest rates in the U.S. had reached bottom prompted us to shift assets away from domestic bonds and into European debt. This overweight in Europe helped performance. Our outlook on Japan, however, remained cautious as the nation struggles with both economic turmoil and extremely low interest rates. As a result, we changed our weighting in Japan several times early in the period.

AVERAGE ANNUAL TOTAL RETURNS
as of Oct. 31, 2002
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (3/20/89)                 (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   +6.24%       +1.19%        +5.59%       +1.59%       +5.51%       +5.51%       +6.72%       +6.72%
5 years                  +3.21%       +2.21%        +2.42%       +2.25%         N/A          N/A        +3.40%       +3.40%
10 years                 +5.66%       +5.15%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +4.69%       +4.69%       +5.34%       +5.34%       +5.43%       +5.43%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Questions & Answers

    Entering the new year, we expected a global economic recovery. Thus, we emphasized corporate bonds, reduced the Fund's duration and shifted more assets into overseas debt. This recovery did not fully materialize and possibly hurt performance. We believe this view will eventually become reality, but market turmoil could last a while longer. As a result, we reduced the size of some corporate debt positions and adjusted the Fund's duration slightly higher toward period's end.

Q.  What is your outlook for the coming months?

A. We expect more of the same, at least initially. We believe the U.S. economy will remain in a slow-motion recovery, but it will eventually recover. We anticipate that global economies will follow suit, although we don't expect help from European central banks, which seem intent on keeping interest rates stable.

    With bond yields at historic lows, we believe that yields will begin rising slightly as the economy gains some steam. As for currency trends, the dollar appears susceptible to some weakness over the long term.

    We will continue to structure the portfolio somewhat defensively because of low current interest rates. Corporate debt, however promises to play an important role in the Fund's future performance. Attractively valued and with potentially attractive yields, corporate bonds offer investors value relative to other debt classes. Finally, we plan to continue a large overweight in overseas bonds, with a lesser emphasis on domestic debt.

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9 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT
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The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Global Bond Fund Class A shares (from 11/1/92 to 10/31/02) as compared to the performance of two widely cited performance indices, Salomon Smith Barney World Government Bond Index and the Lipper Global Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP GLOBAL BOND FUND

$20,000

$15,000        (solid line) AXP Global Bond Fund Class A

$10,000        (dotted line) Salomon Smith Barney World Government Bond Index(1)

 $5,500        (dashed line) Lipper Global Income Funds Index(2)

        '92    '93   '94    '95    '96   '97    '98   '99    '00    '01   '02

(solid line) AXP Global Bond Fund Class A $16,526

(dotted line) Salomon Smith Barney World Government Bond Index(1) $17,899

(dashed line) Lipper Global Income Funds Index(2) $17,022

(1) Salomon Smith Barney World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

           Average Annual Total Returns
     Class A with Sales Charge as of Oct. 31, 2002

1 year                                             +1.19%
5 years                                            +2.21%
10 years                                           +5.15%
Since inception                                      N/A

Results for other share classes can be found on page 8.

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10 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Investments in Securities

World Income Portfolio

Oct. 31, 2002
(Percentages represent value of investments compared to net assets)

Bonds (94.5%)(c)
Issuer                        Coupon               Principal            Value(a)
                               rate                  amount
Australia (1.0%)
New South Wales Treasury
     (Australian Dollar)
         03-01-08               8.00%              8,000,000          $4,945,356

Bahamas (0.1%)
Imexsa Export Trust
     (U.S. Dollar) Company Guaranty
         05-31-05              10.63                 635,899(d)          324,309

Brazil (0.4%)
Federal Republic of Brazil
     (U.S. Dollar)
         01-11-06              10.25               2,400,000           1,788,000

Canada (6.2%)
Calpine Canada Energy Finance
     (U.S. Dollar) Company Guaranty
         05-01-08               8.50               3,500,000           1,137,500
Govt of Canada
     (Canadian Dollar)
         12-01-03               7.50              21,100,000          14,127,767
     (Japanese Yen)
         03-23-09               1.90             980,000,000           8,766,964
Province of British Columbia
     (Canadian Dollar)
         08-23-10               6.38               6,400,000           4,378,002
Province of Ontario
     (Japanese Yen)
         01-25-10               1.88             340,000,000           3,020,125
Total                                                                 31,430,358

China (1.3%)
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-04               9.25               3,500,000(b)        1,925,000
         06-15-07               9.50               8,750,000(b)        4,812,500
Total                                                                  6,737,500

Costa Rica (0.5%)
Republic of Costa Rica
     (U.S. Dollar)
         02-01-12               8.11               2,500,000(d)        2,512,500

Denmark (1.4%)
Depfa Pfandbriefbank
     (Japanese Yen)
         07-13-05               1.25             240,000,000           2,012,080
Kingdom of Denmark
     (Danish Krone)
         03-15-06               8.00              16,000,000           2,405,345
Realkredit Danmark
     (Danish Krone)
         01-01-05               4.00              18,000,000           2,411,689
Total                                                                  6,829,114

Dominican Republic (0.5%)
Dominican Republic
     (U.S. Dollar)
         09-27-06               9.50               2,400,000(d)        2,520,000

France (4.4%)
Cie Financement Foncier
     (European Monetary Unit)
         06-24-05               5.00               1,900,000           1,952,242
France Telecom
     (U.S. Dollar)
         03-01-06               8.70               1,200,000           1,285,575
Govt of France
     (European Monetary Unit)
         04-25-05               7.50               8,710,000           9,500,106
         10-25-11               5.00               9,100,000           9,324,419
Total                                                                 22,062,342

Germany (16.9%)
Allgemeine Hypo Bank
     (European Monetary Unit)
         09-02-09               5.00              10,760,000(d)       10,821,387
Federal Republic of Germany
     (European Monetary Unit)
         11-11-04               7.50              29,600,000          31,775,104
         07-04-08               4.13               9,000,000           8,964,848
         07-04-27               6.50              19,005,512          22,336,801

See accompanying notes to investments in securities.

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11 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT
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Bonds (continued)
Issuer                        Coupon               Principal            Value(a)
                               rate                  amount

Germany (cont.)
Hypothekenbk In Essen
     (European Monetary Unit)
         02-20-07               5.50%              4,700,000          $4,905,306
Kredit Fuer Wiederaufbau
     (European Monetary Unit)
         08-18-06               4.75               6,100,000           6,274,471
Total                                                                 85,077,917

Greece (1.5%)
Hellenic Republic
     (European Monetary Unit)
         02-19-06               6.00               6,900,000           7,371,311

Hungary (1.8%)
Govt of Hungary
     (Hungarian Forint)
         04-12-05               7.75           1,510,000,000           5,998,458
         02-12-11               7.50             700,000,000           2,932,822
Total                                                                  8,931,280

Italy (9.4%)
Buoni Poliennali Del Tes
     (European Monetary Unit)
         01-01-04               8.50              32,321,533          33,966,649
         11-01-26               7.25               6,686,283           8,427,063
Republic of Italy
     (Japanese Yen)
         03-27-08               3.80             500,000,000           4,853,481
Total                                                                 47,247,193

Japan (1.2%)
Development Bank of Japan
     (Japanese Yen)
         06-20-12               1.40             700,000,000           5,919,631

Malaysia (0.3%)
Petronas Capital
     (U.S. Dollar) Company Guaranty
         05-22-12               7.00               1,500,000(d)        1,630,485

Mexico (0.9%)
United Mexican States
     (U.S. Dollar)
         01-14-11               8.38               4,000,000           4,310,000

Netherlands (0.1%)
Vodafone Finance
     (European Monetary Unit) Company Guaranty
         05-27-09               4.75                 740,000             709,893

New Zealand (0.9%)
Govt of New Zealand
     (New Zealand Dollar)
         02-15-05               6.50               9,200,000           4,540,238

Norway (1.9%)
A/S Eksportfinans
     (Japanese Yen)
         06-21-10               1.80             340,000,000           3,002,094
Govt of Norway
     (Norwegian Krone)
         05-16-11               6.00              49,000,000           6,507,526
Total                                                                  9,509,620

Panama (0.4%)
Republic of Panama
     (U.S. Dollar)
         02-08-11               9.63               2,100,000           2,194,500

Peru (0.4%)
Republic of Peru
     (U.S. Dollar)
         02-21-12               9.13               2,300,000(d)        2,029,750

Philippines (0.3%)
Republic of Philippines
     (U.S. Dollar)
         01-15-19               9.88               1,600,000           1,586,000

Poland (0.2%)
Republic of Poland
     (U.S. Dollar)
         10-27-14               6.00               1,028,600(i)        1,048,966

Russia (0.5%)
Federation of Russia
     (U.S. Dollar)
         06-26-07              10.00               2,100,000(d)        2,394,000

Singapore (0.8%)
PSA
     (U.S. Dollar)
         08-01-05               7.13               3,500,000(d)        3,932,187

Spain (3.6%)
Govt of Spain
     (European Monetary Unit)
         07-30-09               5.15              17,500,000          18,203,868

See accompanying notes to investments in securities.

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12 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                               rate                  amount

Supra National (2.8%)
European Investment Bank
     (British Pound)
         12-07-06               7.63%              2,900,000          $5,041,401
Inter-American Development Bank
     (Japanese Yen)
         07-08-09               1.90           1,035,000,000           9,283,479
Total                                                                 14,324,880

United Kingdom (2.7%)
United Kingdom Treasury
     (British Pound)
         06-10-03               8.00               8,380,000          13,447,014

United States (32.2%)
Allied Waste North America
     (U.S. Dollar) Company Guaranty Series B
         04-01-08               8.88               3,500,000           3,465,000
AT&T
     (U.S. Dollar) Sr Nts
         11-15-06               6.50                 500,000(i)          500,000
AT&T Wireless Services
     (U.S. Dollar) Sr Nts
         03-01-11               7.88               1,500,000           1,305,000
Bank of America
     (U.S. Dollar) Sr Nts
         02-01-07               5.25               1,000,000           1,070,461
Citicorp
     (Deutsche Mark)
         09-19-09               6.25              10,800,000           5,745,824
DaimlerChrysler North America Holding
     (European Monetary Unit) Company Guaranty
         01-16-07               5.63                 670,000             678,911
Del Monte
     (U.S. Dollar) Company Guaranty Series B
         05-15-11               9.25               1,500,000           1,492,500
Federal Home Loan Mtge Corp
     (European Monetary Unit)
         01-15-06               5.25               1,800,000           1,865,403
     (U.S. Dollar)
         11-01-17               6.00               2,500,000(g)        2,603,906
         08-01-32               6.50               2,371,897(g)        2,461,090
Federal Natl Mtge Assn
     (U.S. Dollar)
         02-15-08               5.75               8,500,000           9,450,564
         12-01-15               5.50               4,800,000(g)        4,936,500
         12-01-30               6.00               4,900,000(g)        5,019,438
         08-01-32               6.50               2,395,582(g)        2,483,420
Ford Motor Credit
     (Japanese Yen)
         02-07-05               1.20             180,000,000           1,398,523
     (U.S. Dollar)
         02-01-06               6.88               1,000,000             921,949
GMAC
     (U.S. Dollar)
         09-15-06               6.13               2,500,000           2,403,405
HCA
     (U.S. Dollar)
         06-01-06               7.13               3,700,000           3,888,685
Household Finance
     (U.S. Dollar)
         05-09-05               8.00               1,200,000           1,128,316
IBM
     (Japanese Yen)
         04-14-03                .90             880,000,000           7,202,331
Intl Paper
     (European Monetary Unit)
         08-11-06               5.38               4,000,000           3,978,649
J.P. Morgan Chase
     (U.S. Dollar) Sub Nts
         02-01-11               6.75               2,500,000           2,699,745
L-3 Communications
     (U.S. Dollar) Sr Sub Nts
         06-15-12               7.63               1,570,000(d)        1,624,950
LaBranche
     (U.S. Dollar) Sr Sub Nts
         03-02-07              12.00               2,100,000(f)        2,226,000
Morgan Stanley, Dean Witter
     (European Monetary Unit)
         03-16-06               5.25               2,400,000           2,416,704
Northwest Airlines
     (U.S. Dollar) Company Guaranty 1st Series 1996
         01-02-15               7.67               2,057,326           1,756,010
NRG Energy
     (U.S. Dollar)
         04-01-31               8.63               2,300,000(b)          437,000
Overseas Private Investment
     (U.S. Dollar) U.S. Govt Guaranty Series 1996A
         01-15-09               6.99               5,000,000           5,586,100
PDV America
     (U.S. Dollar) Sr Nts
         08-01-03               7.88               1,500,000           1,515,912
Starwood Hotels Resorts
     (U.S. Dollar)
         05-01-12               7.88               2,300,000(d)        2,202,250

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                               rate                  amount

United States (cont.)
Tenet Healthcare
     (U.S. Dollar) Sr Nts
         12-01-11               6.38%             $1,000,000          $1,058,863
Toyota Motor Credit
     (Japanese Yen)
         06-09-08                .75             120,000,000             992,097
TRAINS 10-2002
     (U.S. Dollar)
         01-15-12               6.85               2,964,000(d,e)      3,211,878
U.S. Treasury (U.S. Dollar)
         01-31-04               3.00              15,000,000          15,288,915
         10-15-06               6.50               2,000,000(f)        2,299,452
         08-15-10               5.75               4,000,000           4,567,656
         11-15-16               7.50              29,500,000          38,029,659
         02-15-26               6.00               5,100,000           5,701,642
Verizon Global Funding
     (U.S. Dollar)
         06-15-07               6.13               1,000,000           1,060,720
Washington Mutual
     (U.S. Dollar) Sr Nts
         01-15-07               5.63               2,500,000           2,633,653
Wells Fargo
     (U.S. Dollar) Sr Nts
         02-15-07               5.13               1,000,000           1,068,958
Zurich Capital
     (U.S. Dollar) Company Guaranty
         06-01-37               8.38               2,025,000(d)        1,793,927
Total                                                                162,171,966

Total bonds
(Cost: $486,814,677)                                                $475,730,178

Other (--%)(b,c)

Issuer                                                Shares            Value(a)

Mexico
Mexico Value
     Rights                                            1,000                $220

Total other
(Cost: $--)                                                                 $220

Short-term securities (6.9%)
Issuer                   Annualized                 Amount              Value(a)
                       yield on date              payable at
                        of purchase                maturity

U.S. government agencies (6.4%)
Federal Home Loan Bank Disc Nt
         01-08-03               1.68%             $3,900,000          $3,888,877
Federal Home Loan Mtge Corp Disc Nt
         11-12-02               1.68               3,100,000           3,098,264
Federal Natl Mtge Assn Disc Nts
         11-01-02               1.67               4,300,000           4,299,800
         11-06-02               1.70               1,800,000           1,799,490
         11-15-02               1.64               3,000,000           2,997,950
         11-27-02               1.66               2,300,000           2,297,137
         12-20-02               1.66               2,500,000           2,494,236
         12-24-02               1.65               4,300,000           4,289,342
         01-22-03               1.56               2,100,000           2,092,446
         01-22-03               1.70               5,000,000           4,982,806
Total                                                                 32,240,348

Commercial paper (0.5%)
Preferred Receivables Funding
         12-02-02               1.78               1,300,000(h)        1,297,943
SBC Intl
         11-08-02               1.77                 800,000(h)          799,685
Southern Co Funding
         11-13-02               1.75                 600,000(h)          599,621
Total                                                                  2,697,249

Total short-term securities
(Cost: $34,935,507)                                                  $34,937,597

Total investments in securities
(Cost: $521,750,184)(j)                                             $510,667,995

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Represents ownership in a cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 7 to 15 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan. 15, 2012.

(f) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                            Notional amount
     Purchase contracts
     German Euro, Dec. 2002, 10-year                                 $10,000,000

     Sale contracts
     U.S. Treasury Notes, Dec. 2002, 10-year                          17,000,000

(g) At Oct. 31, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $17,412,032.

(h) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2002.

(j) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $523,126,153 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 11,466,362
     Unrealized depreciation                                        (23,924,520)
                                                                    -----------
     Net unrealized depreciation                                   $(12,458,158)
                                                                   ------------

--------------------------------------------------------------------------------
15 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Income Portfolio

Oct. 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $521,750,184)                                                                      $510,667,995
Dividends and accrued interest receivable                                                                10,577,745
Receivable for investment securities sold                                                                 5,032,458
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 4)                          9,145
                                                                                                              -----
Total assets                                                                                            526,287,343
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                           114,738
Payable for investment securities purchased                                                              22,467,562
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 4)                        320,323
Accrued investment management services fee                                                                   10,401
Other accrued expenses                                                                                       52,828
                                                                                                             ------
Total liabilities                                                                                        22,965,852
                                                                                                         ----------
Net assets                                                                                             $503,321,491
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Statement of operations
World Income Portfolio

Year ended Oct. 31, 2002
Investment income
Income:
Interest                                                                                               $ 21,750,891
   Less foreign taxes withheld                                                                             (158,174)
                                                                                                           --------
Total income                                                                                             21,592,717
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        3,677,461
Compensation of board members                                                                                10,546
Custodian fees                                                                                              107,544
Audit fees                                                                                                   24,750
Other                                                                                                         8,749
                                                                                                              -----
Total expenses                                                                                            3,829,050
   Earnings credits on cash balances (Note 2)                                                                (1,972)
                                                                                                             ------
Total net expenses                                                                                        3,827,078
                                                                                                          ---------
Investment income (loss) -- net                                                                          17,765,639
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (11,765,799)
   Foreign currency transactions                                                                         (1,135,600)
   Futures contracts                                                                                     (1,073,732)
                                                                                                         ----------
Net realized gain (loss) on investments                                                                 (13,975,131)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    28,002,434
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    14,027,303
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 31,792,942
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
World Income Portfolio

Year ended Oct. 31,                                                                   2002                  2001
Operations
Investment income (loss) -- net                                                  $ 17,765,639          $ 27,344,107
Net realized gain (loss) on investments                                           (13,975,131)          (15,366,355)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              28,002,434            43,790,272
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    31,792,942            55,768,024
                                                                                   ----------            ----------
Proceeds from contributions                                                        27,551,027            13,294,921
Fair value of withdrawals                                                         (58,048,238)         (111,539,809)
                                                                                  -----------          ------------
Net contributions (withdrawals) from partners                                     (30,497,211)          (98,244,888)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                             1,295,731           (42,476,864)
Net assets at beginning of year                                                   502,025,760           544,502,624
                                                                                  -----------           -----------
Net assets at end of year                                                        $503,321,491          $502,025,760
                                                                                 ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

World Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt securities of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
19 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Oct. 31, 2002, the Portfolio has entered into outstanding when-issued securities of $12,482,904 and other forward-commitments of $4,929,128.

--------------------------------------------------------------------------------
20 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.77% to 0.67% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended Oct. 31, 2002, the Portfolio's custodian fees were reduced by $1,972 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $235,087,547 and $251,747,427, respectively, for the year ended Oct. 31, 2002. For the same period, the portfolio turnover rate was 51%. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $4,279 for the year ended Oct. 31, 2002. The risks to the portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
21 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

4. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2002, the Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                             Currency to       Currency to       Unrealized        Unrealized
                                         be delivered       be received     appreciation      depreciation
Nov. 21, 2002                              14,300,000        13,914,329           $   --          $236,263
                               European Monetary Unit       U.S. Dollar

Dec. 4, 2002                              697,970,000         5,621,129               --            84,060
                             Japanese Yen U.S. Dollar

Dec. 4, 2002                                8,650,000         4,794,436            5,969                --
                                    Australian Dollar       U.S. Dollar

Dec 4, 2002                                 6,227,000         3,020,406            3,176                --
                                   New Zealand Dollar       U.S. Dollar
                                                                                  ------          --------
Total                                                                             $9,145          $320,323
                                                                                  ------          --------

5. INTEREST RATE FUTURES CONTRACTS

As of Oct. 31, 2002, investments in securities included securities valued at $621,302 that were pledged as collateral to cover initial margin deposits on 100 open purchase contracts denominated in Euros and 170 open sale contracts. The notional market value of the open purchase contracts as of Oct. 31, 2002 was $11,034,913 with a net unrealized gain of $12,639. The notional market value of the open sale contracts as of Oct. 31, 2002 was $19,502,188 with a net unrealized loss of $536,734. See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
22 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Income Portfolio (a series of World Trust) as of October 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Income Portfolio as of October 31, 2002, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
23 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Bond Fund

Oct. 31, 2002
Assets
Investment in Portfolio (Note 1)                                                                       $503,205,620
Capital shares receivable                                                                                   125,232
                                                                                                            -------
Total assets                                                                                            503,330,852
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      171,642
Accrued distribution fee                                                                                      6,591
Accrued transfer agency fee                                                                                   2,229
Accrued administrative services fee                                                                             789
Other accrued expenses                                                                                       85,085
                                                                                                             ------
Total liabilities                                                                                           266,336
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $503,064,516
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    838,966
Additional paid-in capital                                                                              537,426,978
Undistributed net investment income                                                                       1,228,206
Accumulated net realized gain (loss) (Note 5)                                                           (24,758,953)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (11,670,681)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $503,064,516
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $348,350,295
                                                            Class B                                    $152,058,247
                                                            Class C                                    $  2,580,172
                                                            Class Y                                    $     75,802
Net asset value per share of outstanding capital stock:     Class A shares         58,060,845          $       6.00
                                                            Class B shares         25,391,386          $       5.99
                                                            Class C shares            431,753          $       5.98
                                                            Class Y shares             12,611          $       6.01
                                                                                       ------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Global Bond Fund

Year ended Oct. 31, 2002
Investment income
Income:
Interest                                                                                               $ 21,745,004
   Less foreign taxes withheld                                                                             (158,139)
                                                                                                           --------
Total income                                                                                             21,586,865
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         3,826,213
Distribution fee
   Class A                                                                                                  850,680
   Class B                                                                                                1,421,569
   Class C                                                                                                   15,436
Transfer agency fee                                                                                         853,898
Incremental transfer agency fee
   Class A                                                                                                   64,845
   Class B                                                                                                   48,328
   Class C                                                                                                      606
Service fee -- Class Y                                                                                           71
Administrative services fees and expenses                                                                   279,674
Compensation of board members                                                                                10,463
Printing and postage                                                                                        128,196
Registration fees                                                                                            61,034
Audit fees                                                                                                    8,250
Other                                                                                                         5,442
                                                                                                              -----
Total expenses                                                                                            7,574,705
   Earnings credits on cash balances (Note 2)                                                                (3,068)
                                                                                                             ------
Total net expenses                                                                                        7,571,637
                                                                                                          ---------
Investment income (loss) -- net                                                                          14,015,228
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (11,765,697)
   Foreign currency transactions                                                                         (1,139,195)
   Futures contracts                                                                                     (1,073,737)
                                                                                                         ----------
Net realized gain (loss) on investments                                                                 (13,978,629)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    28,002,459
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    14,023,830
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 28,039,058
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Global Bond Fund

Year ended Oct. 31,                                                                      2002                  2001
Operations and distributions
Investment income (loss) -- net                                                 $  14,015,228         $  23,430,380
Net realized gain (loss) on investments                                           (13,978,629)          (15,368,676)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              28,002,459            43,787,031
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    28,039,058            51,848,735
                                                                                   ----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (9,644,735)          (10,394,416)
     Class B                                                                       (2,850,093)           (2,969,230)
     Class C                                                                          (18,570)               (7,342)
     Class Y                                                                           (1,859)               (1,888)
                                                                                       ------                ------
Total distributions                                                               (12,515,257)          (13,372,876)
                                                                                  -----------           -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         85,865,445            62,825,835
   Class B shares                                                                  39,838,214            20,979,915
   Class C shares                                                                   2,477,135               693,932
   Class Y shares                                                                      39,390                44,000
Reinvestment of distributions at net asset value
   Class A shares                                                                   9,451,955             8,857,094
   Class B shares                                                                   2,694,998             2,774,203
   Class C shares                                                                      18,429                 6,659
   Class Y shares                                                                       2,055                 1,727
Payments for redemptions
   Class A shares                                                                (112,854,832)         (133,156,929)
   Class B shares (Note 2)                                                        (40,086,791)          (44,412,190)
   Class C shares (Note 2)                                                           (813,795)             (129,429)
   Class Y shares                                                                     (34,448)                   --
                                                                                      -------                 -----
Increase (decrease) in net assets from capital share transactions                 (13,402,245)          (81,515,183)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                             2,121,556           (43,039,324)
Net assets at beginning of year                                                   500,942,960           543,982,284
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 503,064,516         $ 500,942,960
                                                                                =============         =============
Undistributed net investment income                                             $   1,228,206         $     896,452
                                                                                -------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Global Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Income Portfolio

The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with high total return through income and growth of capital by investing primarily in debt securities of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2002 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
27 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,168,217 and accumulated net realized loss has been decreased by $1,168,217.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                        2002                      2001
Class A
Distributions paid from:
     Ordinary income                   $9,644,735               $10,394,416
     Long-term capital gain                    --                        --

Class B
Distributions paid from:
     Ordinary income                    2,850,093                 2,969,230
     Long-term capital gain                    --                        --

Class C
Distributions paid from:
     Ordinary income                       18,570                     7,342
     Long-term capital gain                    --                        --

Class Y
Distributions paid from:
     Ordinary income                        1,859                     1,888
     Long-term capital gain                    --                        --

As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $  2,438,762
Accumulated gain (loss)                                        $(24,197,023)
Unrealized appreciation (depreciation)                         $(13,443,167)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
28 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $420,409 for Class A, $94,486 for Class B and $865 for Class C for the year ended Oct. 31, 2002.

During the year ended Oct. 31, 2002, the Fund's transfer agency fees were reduced by $3,068 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
29 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2002
                                             Class A           Class B          Class C           Class Y
Sold                                       14,885,496         6,883,558          432,176             6,938
Issued for reinvested distributions         1,684,541           480,718            3,287               366
Redeemed                                  (19,692,200)       (6,992,384)        (140,508)           (6,113)
                                          -----------        ----------         --------            ------
Net increase (decrease)                    (3,122,163)          371,892          294,955             1,191
                                           ----------           -------          -------             -----

                                                               Year ended Oct. 31, 2001
                                             Class A           Class B          Class C           Class Y
Sold                                       11,184,424         3,751,515          124,626             8,059
Issued for reinvested distributions         1,576,372           496,882            1,188               306
Redeemed                                  (23,732,345)       (7,958,269)         (22,929)               --
                                          -----------        ----------          -------             -----
Net increase (decrease)                   (10,971,549)       (3,709,872)         102,885             8,365
                                          -----------        ----------          -------             -----

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings not to exceed the aggregate of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $24,197,023 as of Oct. 31, 2002, that will expire in 2006 through 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
30 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.81        $5.39        $5.87        $6.17        $6.26
Income from investment operations:
Net investment income (loss)                                        .19          .27          .34          .33          .39
Net gains (losses) (both realized and unrealized)                   .17          .30         (.63)        (.36)        (.05)
Total from investment operations                                    .36          .57         (.29)        (.03)         .34
Less distributions:
Dividends from net investment income                               (.17)        (.15)        (.19)        (.26)        (.29)
Distributions from realized gains                                    --           --           --         (.01)        (.14)
Total distributions                                                (.17)        (.15)        (.19)        (.27)        (.43)
Net asset value, end of period                                    $6.00        $5.81        $5.39        $5.87        $6.17

Ratios/supplemental data
Net assets, end of period (in millions)                            $348         $355         $389         $598         $724
Ratio of expenses to average daily net assets(c)                  1.34%        1.32%        1.30%        1.22%        1.16%
Ratio of net investment income (loss)
  to average daily net assets                                     3.12%        4.75%        5.49%        5.49%        5.86%
Portfolio turnover rate (excluding short-term securities)           51%          24%          48%          48%          27%
Total return(e)                                                   6.24%       10.83%       (5.16%)       (.35%)       5.52%

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.79        $5.38        $5.87        $6.17        $6.26
Income from investment operations:
Net investment income (loss)                                        .13          .21          .29          .28          .33
Net gains (losses) (both realized and unrealized)                   .19          .31         (.62)        (.35)        (.04)
Total from investment operations                                    .32          .52         (.33)        (.07)         .29
Less distributions:
Dividends from net investment income                               (.12)        (.11)        (.16)        (.22)        (.24)
Distributions from realized gains                                    --           --           --         (.01)        (.14)
Total distributions                                                (.12)        (.11)        (.16)        (.23)        (.38)
Net asset value, end of period                                    $5.99        $5.79        $5.38        $5.87        $6.17

Ratios/supplemental data
Net assets, end of period (in millions)                            $152         $145         $155         $235         $263
Ratio of expenses to average daily net assets(c)                  2.10%        2.09%        2.07%        1.98%        1.92%
Ratio of net investment income (loss)
  to average daily net assets                                     2.36%        3.99%        4.73%        4.72%        5.11%
Portfolio turnover rate (excluding short-term securities)           51%          24%          48%          48%          27%
Total return(e)                                                   5.59%        9.73%       (5.77%)      (1.10%)       4.73%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $5.79        $5.38        $5.52
Income from investment operations:
Net investment income (loss)                                        .14          .21          .10
Net gains (losses) (both realized and unrealized)                   .18          .31         (.24)
Total from investment operations                                    .32          .52         (.14)
Less distributions:
Dividends from net investment income                               (.13)        (.11)          --
Net asset value, end of period                                    $5.98        $5.79        $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                              $3           $1          $--
Ratio of expenses to average daily net assets(c)                  2.10%        2.09%        2.07%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     2.29%        3.84%        4.80%(d)
Portfolio turnover rate (excluding short-term securities)           51%          24%          48%
Total return(e)                                                   5.51%        9.84%       (2.49%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.80        $5.40        $5.87        $6.17        $6.26
Income from investment operations:
Net investment income (loss)                                        .20          .29          .35          .34          .40
Net gains (losses) (both realized and unrealized)                   .19          .27         (.62)        (.36)        (.06)
Total from investment operations                                    .39          .56         (.27)        (.02)         .34
Less distributions:
Dividends from net investment income                               (.18)        (.16)        (.20)        (.27)        (.29)
Distributions from realized gains                                    --           --           --         (.01)        (.14)
Total distributions                                                (.18)        (.16)        (.20)        (.28)        (.43)
Net asset value, end of period                                    $6.01        $5.80        $5.40        $5.87        $6.17

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.17%        1.16%        1.14%        1.07%         .99%
Ratio of net investment income (loss)
  to average daily net assets                                     3.29%        4.90%        5.75%        5.63%        6.10%
Portfolio turnover rate (excluding short-term securities)           51%          24%          48%          48%          27%
Total return(e)                                                   6.72%       10.71%       (4.88%)       (.19%)       5.62%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Bond Fund (a series of AXP Global Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002, and the financial highlights for each of the years in the five-year period ended October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Bond Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
33 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
         (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Global Bond Fund
Fiscal year ended Oct. 31, 2002

Class A
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.12371
March 21, 2002                                                  0.03089
June 21, 2002                                                   0.01995
Total distributions                                            $0.17455

Class B
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.09073
March 21, 2002                                                  0.01726
June 21, 2002                                                   0.00912
Total distributions                                            $0.11711

Class C
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.09814
March 21, 2002                                                  0.01790
June 21, 2002                                                   0.00908
Total distributions                                            $0.12512

Class Y
Income distributions taxable as dividend income, none qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.12626
March 21, 2002                                                  0.03333
June 21, 2002                                                   0.02225
Total distributions                                            $0.18184

--------------------------------------------------------------------------------
34 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
35 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
36 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
37 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP GLOBAL BOND FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          307,453,620.786              14,362,721.733
Philip J. Carroll, Jr.   308,412,076.160              13,404,266.359
Livio D. DeSimone        308,262,299.954              13,554,042.565
Barbara H. Fraser        308,553,589.276              13,262,753.243
Ira D. Hall              308,448,906.441              13,367,436.078
Heinz F. Hutter          308,072,355.120              13,743,987.399
Anne P. Jones            308,311,677.602              13,504,664.917
Stephen R. Lewis, Jr.    308,936,401.929              12,879,940.590
Alan G. Quasha           308,629,909.046              13,186,433.473
Stephen W. Roszell       308,744,782.085              13,071,560.434
Alan K. Simpson          307,351,873.663              14,464,468.856
Alison Taunton-Rigby     308,617,744.419              13,198,598.100
William F. Truscott      308,790,666.447              13,025,676.072

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
 261,361,542.848        30,761,596.724        9,739,751.947    19,953,451.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
38 -- AXP GLOBAL BOND FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                         (12/02)

AXP Global Bond Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6309 W (12/02)